Exhibit 99.1

Ritchie Bros. Auctioneers Incorporated

5.375% Senior Notes due 2025

Purchase Agreement

December 7, 2016

Goldman, Sachs & Co.,

As representative (the “Representative”) of the several Purchasers named in Schedule I hereto

c/o Goldman, Sachs & Co.

200 West Street,

New York, New York 10282-2198.

Ladies and Gentlemen:

Ritchie Bros. Auctioneers Incorporated, a company organized under the laws of Canada (the “Company”), proposes, subject to the terms and conditions set forth in this agreement (this “Agreement”), to issue and sell to the Purchasers named in Schedule I hereto (the “Purchasers”) an aggregate of $500,000,000 principal amount of the 5.375% Senior Notes due 2025 specified above (the “Securities”). The Company’s obligations under the Securities will be fully and unconditionally guaranteed (the “Guarantees”) as to the payment of principal, premium, if any, and interest, on a senior basis, jointly and severally, at the Time of Delivery (as defined below) by the Initial Guarantors (as defined below) and, immediately following the Acquisition (as defined below), by the Additional Guarantors (as defined below).

On August 29, 2016, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, a wholly-owned subsidiary of the Company (“MergerSub”), IronPlanet Holdings, Inc., a Delaware corporation (“IronPlanet”), and Fortis Advisors LLC, a Delaware limited liability company, as representative of the indemnifying securityholders thereunder. Subject to the terms and conditions of the Merger Agreement, the Company will acquire (the “Acquisition”) IronPlanet and its subsidiaries (collectively, the “IronPlanet Entities”), through a merger of IronPlanet with and into MergerSub, with IronPlanet surviving as the Company’s wholly owned subsidiary.

The proceeds from the sale of the Securities will be used in part to finance the Acquisition. As used herein, the terms “Transactions” means, collectively, (i) the sale of Securities together with the transactions related thereto (including the payment of fees, commissions and expenses in connection with the foregoing); (ii) the consummation of the Acquisition; (iii) the repayment of certain outstanding indebtedness of IronPlanet and its subsidiaries as described in the Pricing Disclosure Package (as defined below) and the Offering Circular (as defined below); and (iv) the payment of all fees and expenses payable by the Company, IronPlanet or their respective subsidiaries related to the foregoing.

The Securities are to be issued under an indenture (including the Supplemental Indenture (as defined below), the “Indenture”), to be dated as of the Time of Delivery, among the Company, the guarantors named on the signature pages of this Agreement (the “Initial Guarantors”) and U.S. Bank, National Association, as trustee (the “Trustee”). At or prior to the Time of Delivery, the Company will enter into an escrow agreement, dated as of the Time of Delivery (the “Escrow Agreement”), among the Company, the Trustee and U.S. Bank, National Association, in its capacity as escrow agent (the “Escrow Agent”), pursuant to which the Company will deposit the gross proceeds of the offering of the Securities, plus certain additional amounts as described in the Pricing Disclosure Package and the Offering Circular, into an escrow account (the “Escrow Account”) to be held by the Escrow Agent. On the Acquisition Date (as defined below), the Company and the additional entities listed on Schedule IV hereto (the “Additional Guarantors” and, together with the Initial Guarantors, the “Guarantors”) will enter into a supplemental indenture (the “Supplemental Indenture”) with the Trustee pursuant to which the Additional Guarantors will fully and unconditionally guarantee, as to the payment of principal, premium, if any, and interest, on a senior basis, jointly and severally, the obligations of the Company under the Indenture effective as of and from the consummation of the Acquisition (the “Acquisition Date”).

Immediately following the Acquisition on the Acquisition Date, the Additional Guarantors will enter into a joinder agreement, the form of which is attached hereto as Annex II (the “Joinder Agreement”). From and after the time of execution of the Joinder Agreement, all references herein to the “Guarantors” will be deemed to include the Additional Guarantors (unless the context requires otherwise).

1.	Each of the Company and the Initial Guarantors jointly and severally represents and warrants as of the date hereof and the Time of Delivery, and each of the Additional Guarantors, jointly and severally with the Company and the Initial Guarantors, represents and warrants upon execution and delivery of the Joinder Agreement, to, and agrees with, each Purchaser (it being understood that, prior to the Acquisition Date, all representations and warranties made with respect to the IronPlanet Entities are made to the best knowledge of the Company after due inquiry) that:

(a)	A preliminary offering circular, dated November 30, 2016 (the “Preliminary Offering Circular”), and an offering circular, dated December 7, 2016 (the “Offering Circular”), have been prepared in connection with the offering of the Securities. The Preliminary Offering Circular, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(b)), is hereinafter referred to as the “Pricing Circular”. Any reference to the Preliminary Offering Circular, the Pricing Circular or the Offering Circular shall be deemed to refer to and include all documents filed with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of the Preliminary Offering Circular and or on prior to the date of the Offering Circular and incorporated by reference therein and any reference to the Preliminary Offering Circular or the Offering Circular, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Circular or the Offering Circular, as the case may be, and prior to such specified date and (ii) any Additional Issuer Information (as defined in Section 5(f)) furnished by the Company prior to the completion of the distribution of the Securities; and all documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Circular, the Pricing Circular or the Offering Circular, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports” (provided that where only sections of such documents are specifically incorporated by reference, only such sections shall be considered to be part of the “Exchange Act Reports”). The Exchange Act Reports, if any, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the Applicable Time, except as set forth on Schedule II(a) hereof. The Preliminary Offering Circular or the Offering Circular and any amendments or supplements thereto and the Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser through Goldman, Sachs & Co. expressly for use therein;

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(b)	For the purposes of this Agreement, the “Applicable Time” is 4:15 p.m. (Eastern time) on the date of this Agreement; the Pricing Circular as supplemented by the information set forth in Schedule III hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Company Supplemental Disclosure Document (as defined in Section 6(a)(i) hereto) listed on Schedule II(b) hereto does not conflict with the information contained in the Pricing Circular or the Offering Circular and each such Company Supplemental Disclosure Document, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this Section 1(b) shall not apply to statements or omissions made in a Company Supplemental Disclosure Document in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser through Goldman, Sachs & Co. expressly for use therein;

(c)	None of the Company or any of its subsidiaries, nor any of the IronPlanet Entities, has sustained since the date of the latest audited financial statements of the Company or IronPlanet, as applicable, included in the Pricing Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Circular; and, since the respective dates as of which information is given in the Pricing Circular, there has not been (i) any material change in the capital stock or any change in the long-term debt of the Company, any of its subsidiaries or any of the IronPlanet Entities or (ii) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, its subsidiaries and the IronPlanet Entities, taken as a whole (such events in (ii), a “Material Adverse Effect”), otherwise than as set forth or contemplated in the Pricing Circular;

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(d)	The Company and its subsidiaries and the IronPlanet Entities have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Circular or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or the IronPlanet Entities, as applicable; and any real property and buildings held under lease by the Company and its subsidiaries or the IronPlanet Entities are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries or the IronPlanet Entities, as applicable;

(e)	The Company and each of the Initial Guarantors and each of the IronPlanet Entities has (i) been duly incorporated or formed and is validly existing as a corporation or limited liability company in good standing under the laws of its respective jurisdiction of incorporation or formation, with power and authority (corporate, limited liability company and other) to own its properties and conduct its business as described in the Pricing Disclosure Package and the Offering Circular, and has (ii) been duly qualified as a foreign corporation or limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except, in the case of this clause (ii), where the failure to be so qualified or be in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(f)	All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; all of the issued shares of capital stock, or membership interests, as applicable, of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (or, in the case of any subsidiary that is a limited liability company, are fully paid and the holders of the membership interests will have no obligation to make further payments for the purchase of such membership interests or contributions to such subsidiary solely by reason of their ownership of such membership interests except for their obligation to repay any funds wrongfully distributed to them) and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except as disclosed in the Pricing Disclosure Package and the Offering Circular; and all of the issued shares of capital stock, or membership interests, as applicable, of the IronPlanet Entities have been duly and validly authorized and issued, are fully paid and non-assessable (or, in the case of any subsidiary of IronPlanet that is a limited liability company, are fully paid and the holders of the membership interests will have no obligation to make further payments for the purchase of such membership interests or contributions to such subsidiary solely by reason of their ownership of such membership interests except for their obligation to repay any funds wrongfully distributed to them) and will be owned directly or indirectly by the Company on the Acquisition Date, free and clear of all liens, encumbrances, equities or claims, except as disclosed in the Pricing Disclosure Package and the Offering Circular;

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(g)	The Securities have been duly authorized by the Company and, when the Securities are issued and delivered pursuant to this Agreement, assuming due authentication of the Securities by the Trustee in accordance with the terms of the Indenture, the Securities will have been duly executed, issued and delivered by the Company and the Securities will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture under which they are to be issued, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Guarantee of each Initial Guarantor has been duly authorized by such Initial Guarantor and, when the Securities are issued and delivered pursuant to this Agreement, assuming due authentication of the Securities by the Trustee in accordance with the terms of the Indenture, such Guarantee will constitute valid and legally binding obligations of such Initial Guarantor entitled to the benefits provided by the Indenture under which they are to be issued, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; on the Acquisition Date, the Guarantee of each Additional Guarantor will be duly authorized by such Additional Guarantor and, assuming due authentication of the Securities by the Trustee in accordance with the terms of the Indenture, will constitute valid and legally binding obligations of such Additional Guarantor entitled to the benefits provided by the Indenture under which they are to be issued, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly authorized by the Company and each of the Initial Guarantors and, when executed and delivered by the Company, the Initial Guarantors and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable against the Company and each of the Initial Guarantors in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and entitled to the benefits provided by the Indenture; on the Acquisition Date, the Joinder Agreement will have been duly authorized, executed and delivered by each of the Additional Guarantors; on the Acquisition Date, the Supplemental Indenture will have been duly authorized by the Company and each of the Additional Guarantors and, when executed and delivered by the Company, the Additional Guarantors and the Trustee, the Supplemental Indenture will constitute a valid and legally binding instrument, enforceable against the Company and each of the Additional Guarantors in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Escrow Agreement has been duly authorized by the Company and, when executed and delivered by the Company, the Trustee and the Escrow Agent, the Escrow Agreement will constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and entitled to the benefits provided by the Escrow Agreement; and the Securities, the Indenture, the Supplemental Indenture and the Escrow Agreement will conform in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Offering Circular;

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(h)	The Company and each of the Guarantors has all requisite corporate, or limited liability company, as applicable, power to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company and each of the Initial Guarantors;

(i)	None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

(j)	Prior to the date hereof, none of the Company, the Guarantors or any of their respective controlled affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company or any Guarantor in connection with the offering of the Securities;

(k)	The issue and sale of the Securities and the Guarantees and the compliance by the Company and the Guarantors, as applicable, with all of the provisions of the Securities, the Indenture, the Supplemental Indenture, the Joinder Agreement, the Escrow Agreement and this Agreement and the consummation of the transactions herein and therein contemplated and the application of the proceeds from the sale of the Securities as described under “Use of Proceeds” in the Pricing Disclosure Package and the Offering Circular will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Guarantors or any of their respective subsidiaries is a party or by which the Company, the Guarantors or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, the Guarantors or any of their respective subsidiaries is subject, (ii) the provisions of the Certificate of Incorporation or By-laws or equivalent organizational documents of the Company or any Guarantor or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Guarantors or any of their respective subsidiaries or any of their properties; except in the case of clauses (i) or (iii) above as would not reasonably be expected to result in a Material Adverse Effect or any material adverse effect on the ability of the Company and the Guarantors to consummate any of the Transactions; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the Guarantees or the consummation by the Company and the Guarantors of the transactions contemplated by this Agreement, the Indenture, the Supplemental Indenture, the Joinder Agreement or the Escrow Agreement, except (A) for the filing of UCC financing statements and any other filings or recordings necessary to perfect the security interest in the Escrow Account, which shall be made or otherwise delivered to the Escrow Agent for filing and/or recordation as of the Time of Delivery and (B) for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers or the failure of which to be obtained or made would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or any material adverse effect on the ability of the Company and the Guarantors to consummate any of the Transactions; provided that, with respect to the IronPlanet Entities, this Section 1(k) shall only apply on and after the consummation of the Acquisition;

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(l)	None of the Company or any of its subsidiaries nor any of the IronPlanet Entities is (i) in violation of its Certificate of Incorporation or By-laws or equivalent organizational document or (ii) in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of this clause (ii), as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(m)	The statements set forth in the Pricing Circular and the Offering Circular under the caption “Description of Notes”, insofar as they purport to constitute a summary of the terms of the Securities, under the captions “Description of Certain Indebtedness,” insofar as it purports to constitute a summary of the terms of the documents referred to therein, under the caption “U.S. Federal Income Tax Considerations”, under the caption “Certain Canadian Federal Income Tax Considerations” and under the caption “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

(n)	Other than as set forth in the Pricing Disclosure Package and the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries, or any of the IronPlanet Entities, is a party or of which any property of the Company or any of its subsidiaries, or any of the IronPlanet Entities, is the subject which, if determined adversely to the Company or any of its subsidiaries, or any of the IronPlanet Entities, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(o)	When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the United States Securities Act of 1933, as amended (the “Act”)) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

(p)	The Company is subject to Section 13 or 15(d) of the Exchange Act; and assuming the accuracy of the representations set forth in Section 3 of this Agreement, no registration of the Securities under the Act, and no qualification of the Indenture under the United States Trust Indenture Act of 1939, as amended, with respect thereto, is required for the offer, sale and initial resale of the Securities by the Purchasers in the manner contemplated by this Agreement;

(q)	The Company, the Guarantors and their respective subsidiaries are not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be, an “investment company”, as such term is defined in the United States Investment Company Act of 1940, as amended (the “Investment Company Act”);

(r)	None of the Company, the Guarantors or any person acting on its or their behalf (other than the Purchasers, as to which no representation is made) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities offered or sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act and the Company, any affiliate of the Company and any person acting on its or their behalf has complied with and will implement the “offering restriction” within the meaning of such Rule 902;

(s)	Within the preceding six months, neither the Company nor any other person acting on behalf of the Company has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act;

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(t)	The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles; the IronPlanet Entities have in place systems and processes (including the maintenance of proper books and records) that are customary for a company at the same stage of development as the IronPlanet Entities designed to (i) provide reasonable assurances regarding the reliability of its financial statements and (ii) in a timely manner accumulate and communicate to IronPlanet’s principal executive officer and principal financial officer the type of information that would be required to be disclosed in its financial statements; the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting; and, except as disclosed in each of the Pricing Disclosure Package and the Offering Circular, the IronPlanet Entities’ internal control over financial reporting is effective and the Company is not aware of any material weaknesses in IronPlanet’s internal control over financial reporting;

(u)	Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Circular, there has been no change in the Company’s or the IronPlanet Entities’ internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company’s or the IronPlanet Entities’ internal control over financial reporting;

(v)	The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer, as applicable, by others within those entities; and such disclosure controls and procedures are effective; and the IronPlanet Entities maintain disclosure controls and procedures designed to, in a timely manner accumulate and communicate to IronPlanet’s principal executive officer and principal financial officer the type of information that would be required to be disclosed in its financial statements;

(w)	Each of (i) Ernst & Young LLP, which has audited certain financial statements of the Company and its subsidiaries, (ii) KPMG LLP, which has audited certain financial statements of IronPlanet and its subsidiaries and (iii) Baker Tilly Virchow Krause, LLP, which has audited certain financial statements of Associated Auction Services, LLC, and its subsidiaries is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;

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(x)	None of the Company, the Guarantors, any of their subsidiaries nor, to the knowledge of the Company or the Guarantors, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company, the Guarantors or any of their subsidiaries has within the past 5 years (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; (iv) violated or is in violation of any provision of the Bribery Act 2010 of the United Kingdom; or (v) made any bribe, unlawful rebate, unlawful payoff, unlawful influence payment, kickback or other unlawful payment;

(y)	The operations of the Company, the Guarantors and their subsidiaries are and have within the past 5 years been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency having jurisdiction over the Company, the Guarantors or any of their subsidiaries (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Guarantors or any of their subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or the Guarantors, threatened;

(z)	None of the Company, the Guarantors, any of their subsidiaries or, to the knowledge of the Company or the Guarantors, any director, officer, agent or employee of the Company, the Guarantors or any of their subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom or Canada (collectively, “Sanctions”), and the Company will not, in violation of applicable Sanctions, directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of applicable Sanctions;

(aa)	(A) None of the Company or any of its subsidiaries nor any of the IronPlanet Entities is in violation of any applicable federal, state, local or foreign statute, law, rule, regulation, ordinance or code or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or the protection of human health or the environment (including, without limitation, ambient air (including both indoor and outdoor air), surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries and the IronPlanet Entities have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, proceedings or, to the knowledge of the Company, investigations, relating to any Environmental Law against the Company or its subsidiaries or the IronPlanet Entities and (D) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation or any other action, suit or proceeding by any private party or governmental authorities, against or affecting the Company or its subsidiaries or the IronPlanet Entities relating to Hazardous Materials or any Environmental Laws, except in the case of each of the foregoing clauses (A) through (D), other than as would not, individually or in the aggregate, have a Material Adverse Effect;

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(bb)	Each of the Company and its subsidiaries and the IronPlanet Entities own, possess or have the right to employ, or can obtain on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the “Intellectual Property”) necessary to conduct the businesses operated by them as described in the Pricing Disclosure Package and the Offering Circular, except where the failure to own, possess or have the right to employ, or can obtain on reasonable terms, such Intellectual Property, would not, individually or in the aggregate, have a Material Adverse Effect. None of the Company or any of its subsidiaries nor any of the IronPlanet Entities has received any notice of infringement of or conflict with (and none of the foregoing knows of any such infringement or a conflict with) asserted rights of others with respect to any of the foregoing that would, individually or in the aggregate, have a Material Adverse Effect;

(cc)	Each of the Company and its subsidiaries and the IronPlanet Entities carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is reasonably adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of Company and its subsidiaries and the IronPlanet Entities are in full force and effect except as would not, individually or in the aggregate, have a Material Adverse Effect. None of the Company or any of its subsidiaries nor any of the IronPlanet Entities has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a reasonable cost that would not, individually or in the aggregate, have a Material Adverse Effect;

(dd)	All tax returns required to be filed by each of the Company and its subsidiaries and the IronPlanet Entities in any jurisdiction have been filed, other than those filings being contested in good faith, and all taxes, including withholding taxes, penalties and interest, assessments, fees and other similar charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries or any of the IronPlanet Entities, have been paid, other than those being contested in good faith and for which reserves have been provided if and to the extent required by generally accepted accounting principles of the United States, except when the failure to file or to pay, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

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(ee)	All payments to be made by or on behalf of the Company or the Guarantors under this Agreement and, except as disclosed in each of the Pricing Disclosure Package and the Offering Circular, all interest, principal, premium, if any, additional amounts, if any, and other payments on or under the Securities or the Guarantees may, under the current laws and regulations of any jurisdiction in which the Company or any Guarantor is organized or is otherwise resident for tax purposes or has a permanent establishment, any jurisdiction from or through which a payment is made, and any political subdivision, authority or agency therein or thereof having power to tax (each, a “Relevant Taxing Jurisdiction”), be paid in U.S. Dollars or Canadian Dollars that may be converted into another currency and freely transferred out of any Relevant Taxing Jurisdiction; and

(ff)	As at the Time of Delivery, there are no stamp or other issuance or transfer taxes or duties or similar taxes, fees or charges (“Stamp Taxes”) required to be paid by or on behalf of the Purchasers in Canada or to a Relevant Taxing Jurisdiction thereof in connection with the execution and delivery of this Agreement, the Indenture, the Supplemental Indenture, the Joinder Agreement, the Escrow Agreement, the Securities and the Guarantees or the creation, issuance, sale or delivery to the Purchasers of the Securities (including the Guarantees) or the resale of the Securities (including the Guarantees) by the Purchasers in the manner contemplated by this Agreement.

2.	Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 100.000% of the principal amount thereof, plus accrued interest, if any, from December 21, 2016 to the Time of Delivery hereunder, the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto. Delivery of and payment for the Securities shall be made at the Time of Delivery. Delivery of the Securities shall be made to the Representative for the respective accounts of the several Initial Purchasers against deposit by the several Initial Purchasers through the Representative of the purchase price thereof by wire transfer payable in same-day funds into the Escrow Account. Delivery of the Securities shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representative shall otherwise instruct. On the Acquisition Date, to the extent that the Securities are then outstanding, the Company agrees to pay to the Initial Purchasers, by wire transfer payable in same-day funds to the account specified by the Representative, discounts in connection with the sale of the Securities equal to $ . If a special mandatory redemption of the Securities occurs pursuant to the Indenture, the Initial Purchasers shall not be paid any discounts or commissions in connection with the sale of the Securities.

3.	Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser, acting severally and not jointly, hereby represents and warrants to, and agrees with the Company and the Guarantors that:

(a)	It will offer and sell the Securities only to:(i) persons who it reasonably believes are “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or (ii) upon the terms and conditions set forth in Annex I to this Agreement;

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(b)	It is an Institutional Accredited Investor (within the meaning of Rule 501 under the Act);

(c)	It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c);

(d)	It is acquiring the Securities as an “underwriter” within the meaning of Section 2.33 of National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”); and

(e)	It and each of its affiliates will (i) only sell the Securities in Canada in the Provinces of British Columbia, Alberta, Ontario and Québec (the “Offering Provinces”) and therein only to purchasers that it has taken reasonable steps to confirm qualify as “accredited investors” (as such term is used in NI 45-106), with such sales to be made in accordance with the Offering Circular (including for the purposes hereof, any Canadian supplement appended thereto) and in compliance with the securities legislation or similar statute of each of the Offering Provinces and all regulations, rules, policy statements, instruments, notices and orders or rulings thereunder; (ii) sell the Securities to purchasers outside of Canada in accordance with British Columbia Instrument 72-503 – Distribution of Securities Outside British Columbia (“BCI 72-503”) and (iii) provide such information within such period of time as may reasonably be required by the Company in respect of the purchasers of the Securities in order for the Company to file Form 45-106F1 pursuant to NI 45-106 in the case of purchasers in Canada and BCI 72-503 in the case of purchasers outside Canada.

4.	(a)	The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with DTC or its designated custodian. The Company will deliver the Securities to Goldman, Sachs & Co., for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer in Federal (same day) funds, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Company will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery at the office of Latham & Watkins LLP, 885 3rd Avenue, New York, New York 10022 (the “Closing Location”). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on December 21, 2016 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date are herein called the “Time of Delivery”.

(b)	The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 8(l) hereof, will be delivered at such time and date at the Closing Location, and the Securities will be delivered at the office of DTC (or its designated custodian), all at the Time of Delivery. A meeting will be held at the Closing Location at 5:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

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5.	The Company and each of the Initial Guarantors, and, following the Acquisition, the Additional Guarantors, agree with each of the Purchasers:

(a)	To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

(b)	Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)	To furnish the Purchasers with written and electronic copies of the Offering Circular and any amendment or supplement thereto in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

(d)	During the period beginning from the date hereof and continuing until the date that is 90 days after the Time of Delivery, not to offer, issue, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to any securities of the Company that are substantially similar to the Securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing without your prior written consent;

(e)	Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

(f)	At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of Securities information (the “Additional Issuer Information”) satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

(g)	To not violate the terms of the Escrow Agreement;

(h)	During the period of one year after the Time of Delivery, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144 under the Act) to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them (other than pursuant to a registration statement that has been declared effective under the Act);

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(i)	To use the net proceeds received by the Company from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Circular under the caption “Use of Proceeds”;

(j)	The Company will pay any Stamp Taxes, including any interest and penalties, required to be paid in connection with the execution and delivery of this Agreement, the Indenture, the Supplemental Indenture, the Joinder Agreement, the Escrow Agreement, the Securities and the Guarantees or the creation, issuance, sale or delivery to the Purchasers of the Securities or the resale of the Securities by the Purchasers; and

(k)	The Company agrees that all amounts payable by the Company or the Guarantors to the Purchasers hereunder shall be paid without any deduction or withholding for or on account of any current or future taxes, levies, imposts, duties, charges or other deductions or withholdings levied in any Relevant Taxing Jurisdiction, unless such deduction or withholding is required by applicable law, in which event the Company will pay additional amounts so that the Purchasers entitled to such payments will receive the amount that such persons would otherwise have received had such deduction or withholding not been required, provided however that no such additional amounts will be payable in the case of any such tax required to be deducted or withheld by applicable law (taking into account administrative policies and practices in the Relevant Taxing Jurisdiction):

(i)	that are in respect of services performed by a Purchaser in Canada;

(ii)	that are in respect of interest paid or credited to a Purchaser that does not deal at arm’s length for purposes of the Income Tax Act (Canada) (the “ITA”) with the Company or the Guarantors (the Company or any of the Guarantors, a “Canadian Obligor”);

(iii)	that are in respect of interest paid to a “specified shareholder” of a Canadian Obligor for purposes of subsection 18(5) of the ITA or a person who does not deal at arm’s length with such a “specified shareholder”.

For greater certainty, the Company will not be responsible for any taxes:

(i)	that are in respect of the use or holding by a Purchaser of any Securities in the course of carrying on business in Canada for purposes of the ITA;

(ii)	imposed on or measured by net income (however denominated), franchise taxes, or branch profits taxes, in each case, imposed on a Purchaser as a result of the Purchaser being organized under the laws of, or having an office or carrying on business in, the jurisdiction (or any political subdivision thereof) imposing such tax; or

(iii)	that are in respect of interest paid or credited (or deemed to be paid or credited) to a Purchaser that does not deal at arm’s length for purposes of the ITA with any person or partnership that is a resident or deemed resident of Canada to whom such Purchaser assigns or otherwise transfers any Securities.

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6.	(a)	(i) The Company and each of the Initial Guarantors, and, following the Acquisition, the Additional Guarantors, represents and agrees that, without the prior consent of Goldman, Sachs & Co., it and its affiliates and any other person acting on its or their behalf (other than the Purchasers, as to which no statement is given) (x) have not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Act (any such offer is hereinafter referred to as a “Company Supplemental Disclosure Document”) and (y) have not solicited and will not solicit offers for, and have not offered or sold and will not offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D;

(ii) each Purchaser, severally and not jointly, represents and agrees that, without the prior consent of the Company and Goldman, Sachs & Co., other than one or more term sheets relating to the Securities containing customary information and conveyed to purchasers of securities, it has not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute a “free writing prospectus,” as defined in Rule 405 under the Act (any such offer (other than any such term sheets), is hereinafter referred to as a “Purchaser Supplemental Disclosure Document”); and

(iii) any Company Supplemental Disclosure Document or Purchaser Supplemental Disclosure Document, the use of which has been consented to by the Company and Goldman, Sachs & Co., is listed as applicable on Schedule II(b), Schedule II(c) or Schedule II(d) hereto, respectively;

7.	The Company and each of the Initial Guarantors, and, following the Acquisition, the Additional Guarantors, jointly and severally, covenants and agrees with the several Purchasers that the Company and the Guarantors will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s and the Guarantors’ counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing, reproduction and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any agreement among Purchasers, this Agreement, the Indenture, the Securities, the Blue Sky Memorandum, closing documents (including any compilations thereof), and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable and documented fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys, which expenses in this clause (iii) shall not exceed $15,000; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) 50% of all costs and expenses incurred in connection with any “road show” presentation to potential purchasers of the Securities; and all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

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8.	The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Guarantors herein are, at and as of the Time of Delivery, true and correct (it being understood that, prior to the Acquisition, all representations and warranties made with respect to the Additional Guarantors are made to the best knowledge of the Company after due inquiry), the condition that the Company and each of the Guarantors shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)	Latham & Watkins LLP, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, in form and substance reasonably satisfactory to the Representative, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(b)	(i) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company and the Guarantors, shall have furnished to you their written opinion and negative assurance letter, in each case dated as of the Time of Delivery, in form and substance satisfactory to the Representative and (ii) each of (A) Lawson Lundell LLP, local counsel for the Company and the Guarantors organized under the laws of Canada, (B) McCarthy Tétrault LLP, local counsel for the Company, (C) HWL Ebsworth Lawyers, local counsel for the Guarantors organized under the laws of Australia, (D) Van Doorne N.V., local counsel for the Guarantors organized under the laws of the Netherlands, (E) Taylor Wessing, local counsel for the Guarantor organized under the laws of the United Kingdom and (F) Dorsey & Whitney LLP, local counsel for the Guarantors organized under the laws of Washington, shall have furnished to you their written opinion, in each case dated as of the Time of Delivery, in form and substance reasonably satisfactory to the Representative;

(c)	On the date of the Offering Circular concurrently with the execution of this Agreement and also at the Time of Delivery, each of Ernst & Young LLP, KPMG LLP and Baker Tilly Virchow Krause, LLP shall have furnished to you a “comfort” letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

(d)	On the date of the Offering Circular concurrently with the execution of this Agreement and also at the Time of Delivery, the Company shall have furnished to you a certificate of the Chief Financial Officer of the Company, with respect to certain operating and financial information, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to you;

(e)	(i) None of the Company or any of its subsidiaries nor any of the IronPlanet Entities shall have sustained since the date of the latest audited financial statements included in the Pricing Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Circular, and (ii) since the respective dates as of which information is given in the Pricing Circular there shall not have been any change in the capital stock or long-term debt of the Company, any of its subsidiaries or any of the IronPlanet Entities or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries or the IronPlanet Entities, otherwise than as set forth or contemplated in the Pricing Circular, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in each of the Pricing Disclosure Package and the Offering Circular;

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(f)	On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities;

(g)	On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Pricing Disclosure Package and the Offering Circular;

(h)	The Purchasers shall have received an executed original copy of the Indenture;

(i)	The Purchasers shall have received an executed original copy of the Escrow Agreement; the Escrow Account shall have been established by the Trustee, in its capacity as escrow agent, to the reasonable satisfaction of the Purchasers; the Company shall have irrevocably sent by wire transfer, in immediately available funds, such amount in currency required to be deposited by the Company in the Escrow Account pursuant to Escrow Agreement; the Company shall have taken all actions necessary to give the Trustee a valid, perfected first-priority security interest in the Escrow Account (as contemplated by the terms of the Escrow Agreement); and the Company shall have complied with the terms and provisions in the Escrow Agreement and provided such evidence as the Representative may reasonably require of the foregoing;

(j)	The Securities shall be eligible for clearance and settlement through the facilities of DTC; and

(k)	The Company and the Guarantors shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company and the Guarantors reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company and the Guarantors of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (e) of this Section and as to such other matters as you may reasonably request.

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9.	(a)	The Company and each of the Guarantors, jointly and severally, will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular, the Pricing Circular, the Pricing Disclosure Package, the Offering Circular, or any amendment or supplement thereto, any Company Supplemental Disclosure Document, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred and documented by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular, the Pricing Circular, the Pricing Disclosure Package, the Offering Circular or any such amendment or supplement, any Company Supplemental Disclosure Document, in reliance upon and in conformity with written information furnished to the Company by any Purchaser through Goldman, Sachs & Co. expressly for use therein.

(b)	Each Purchaser, severally and not jointly, will indemnify and hold harmless the Company and each Guarantor against any losses, claims, damages or liabilities to which the Company and the Guarantors may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular, the Pricing Circular, the Pricing Disclosure Package, the Offering Circular, or any amendment or supplement thereto, or any Company Supplemental Disclosure Document, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular, the Pricing Circular, the Pricing Disclosure Package, the Offering Circular or any such amendment or supplement, any Company Supplemental Disclosure Document, in reliance upon and in conformity with written information furnished to the Company by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and each Purchaser will reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)	Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

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(d)	If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or the Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

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(e)	The obligations of the Company and the Guarantors under this Section 9 shall be in addition to any liability which the Company and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to any affiliate of each Purchaser and each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 9 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and each of the Guarantors and to each person, if any, who controls the Company within the meaning of the Act.

10.	(a)	If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments or supplements to the Offering Circular which in your opinion may thereby be made necessary. The term “Purchaser” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b)	If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

20

11.	The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company, any Guarantor, or any officer or director or controlling person of the Company or a Guarantor, and shall survive delivery of and payment for the Securities.

12.	If this Agreement shall be terminated pursuant to Section 10 hereof, the Company and the Guarantors shall not then be under any liability to any Purchaser except as provided in Sections 7 and 9 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company and the Guarantors will reimburse the Purchasers through you for all expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Company and the Guarantors shall then be under no further liability to any Purchaser except as provided in Sections 7 and 9 hereof.

13.	In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail or facsimile transmission to you as the Representative at 200 West Street, New York, New York 10282-2198, Attention: Registration Department; and if to the Company shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: Secretary; provided, however, that any notice to a Purchaser pursuant to Section 9 hereof shall be delivered or sent by mail or facsimile transmission to such Purchaser at its address set forth in its Purchasers’ Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company and the Guarantors, which information may include the name and address of their respective clients, as well as other information that will allow the Purchasers to properly identify their respective clients.

14.	This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company, the Guarantors and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company, the Guarantors and each person who controls the Company or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

21

15.	Time shall be of the essence of this Agreement.

16.	The Company and each of the Guarantors acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the several Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Purchaser is acting solely as a principal and not the agent or fiduciary of the Company or any Guarantor, (iii) no Purchaser has assumed an advisory or fiduciary responsibility in favor of the Company or any Guarantor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Purchaser has advised or is currently advising the Company or any Guarantor on other matters) or any other obligation to the Company or any Guarantor except the obligations expressly set forth in this Agreement and (iv) the Company and each of the Guarantors has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company and each of the Guarantors agrees that it will not claim that the Purchaser, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or any Guarantor, in connection with such transaction or the process leading thereto.

17.	This Agreement supersedes all prior agreements and understandings (whether written or oral) between or among the Company, the Guarantors and the Purchasers, or any of them, with respect to the subject matter hereof.

18.	THIS AGREEMENT AND ANY MATTERS RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK. The Company and each of the Guarantors agrees that any suit or proceeding arising in respect of this agreement or our engagement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company agrees to submit to the jurisdiction of, and to venue in, such courts. The Company and each Guarantor waive any objection which it may now or hereafter have to the laying of venue in any such suit or proceeding in such courts. The Company and each Guarantor agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and each Guarantor, as applicable, and may be enforced in any court to the jurisdiction of which the Company and each Guarantor, as applicable, is subject by a suit upon such judgment. The Company and each of the Guarantors irrevocably appoint RBA Holdings Inc. as its authorized agent upon which process may be served in any such suit or proceeding, and agrees that service of process upon such authorized agent, and written notice of such service to the Company or any such Guarantor, as the case may be, by the person serving the same to the address provided in this Section 18, shall be deemed in every respect effective service of process upon the Company and such Guarantor in any such suit or proceeding. RBA Holdings Inc. hereby accepts such appointment and agrees to act as such authorized agent for service of process. The Company and each of the Guarantors further agree to take any and all action as may be necessary to maintain such designation and appointment of such authorized agent (or a successor authorized agent that has been validly appointed and which has accepted such appointment; provided such appointment is consented to in writing by the Representative (which consent shall not be unreasonably withheld, conditioned or delayed)) in full force and effect for a period of eight years from the date of this Agreement.

22

19.	The Company, each Guarantor and each of the Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20.	This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

21.	Notwithstanding anything herein to the contrary, the Company and the Guarantors (and the Company’s and each Guarantor’s employees, representatives, and other agents) are authorized to disclose to any and all persons, the tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company or any Guarantor relating to that treatment and structure, without the Purchasers’ imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax treatment” means US federal and state income tax treatment, and “tax structure” is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement among each of the Purchasers, the Company and the Guarantors. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

23

Very truly yours,

Ritchie Bros. Auctioneers Incorporated

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Chief Financial Officer

Bridgeport Agencies Ltd.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: President

Mascus Canada Limited

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Authorized Person

Ritchie Bros. Auctioneers (Canada) Ltd.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: President

Ritchie Bros. Auctioneers (International) Ltd.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: President

[Signature page to Purchase Agreement]

Ritchie Bros. Financial Services Ltd.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Authorized Person

Ritchie Bros. Holdings Ltd.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: President

Ritchie Bros. Properties Ltd.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: President

Ritchie Bros. Real Estate Services Ltd.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: President

AssetNation, Inc.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Authorized Person

RBA Holdings Inc.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Authorized Person

[Signature page to Purchase Agreement]

SalvageSale Mexico Holding LLC

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Authorized Person

SpindleTop Group, LLC

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Authorized Person

Topaz Mergersub, Inc.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Authorized Person

Mascus USA Inc.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Authorized Person

Ritchie Bros. Financial Services (America) Inc.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Authorized Person

SalvageSale Services, Inc.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Authorized Person

[Signature page to Purchase Agreement]

Bridgeport Agencies, Inc.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Authorized Person

Ritchie Bros. Auctioneers (America) Inc.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Authorized Person

Ritchie Bros. Holdings (America) Inc.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Authorized Person

Ritchie Bros. Holdings Inc.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Authorized Person

Ritchie Bros. Properties Inc.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Authorized Person

Ritchie Bros. Auctioneers B.V.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Attorney

[Signature page to Purchase Agreement]

Ritchie Bros. Holdings B.V.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Attorney

Ritchie Bros. Properties B.V.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Attorney

Ritchie Bros. Shared Services B.V.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Attorney

Ritchie Bros. Technical Services B.V.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Attorney

Ritchie Bros. Properties Japan K.K.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Attorney

[Signature page to Purchase Agreement]

Ritchie Bros. Auctioneers (Japan) Kabushiki Kaisha

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Attorney

Signed by Sharon Driscoll for and on behalf of Ritchie Bros. Auctioneers (UK) Limited
Pursuant to a power of attorney dated 4 December 2016.

By:	/s/ Sharon Driscoll
Name: Sharon Driscoll
Title: Attorney

[Signature page to Purchase Agreement]

Signed for and on behalf of Ritchie Bros. Auctioneers Pty Ltd. (ACN 080 895 898) by its attorney Sharon Driscoll under a power of attorney dated 6 Dec. 2016 and the attorney declares that the attorney has not received any notice of the revocation of such power of attorney in the presence of:

/s/ Darren Jeffrey Watt
Name of Witness: Darren Jeffrey Watt

	By:	/s/ Sharon Driscoll
Signature of Attorney
Name of Attorney: Sharon Driscoll

Signed for and on behalf of Ritchie Bros. Properties Pty Ltd. (ACN 080 895 772) by its attorney Sharon Driscoll under a power of attorney dated 6 Dec. 2016 and the attorney declares that the attorney has not received any notice of the revocation of such power of attorney in the presence of:

/s/ Darren Jeffrey Watt
Name of Witness: Darren Jeffrey Watt

	By:	/s/ Sharon Driscoll
Signature of Attorney
Name of Attorney: Sharon Driscoll

[Signature page to Purchase Agreement]

Accepted as of the date hereof:

Goldman, Sachs & Co.

By:	/s/ Michael Hickey
(Goldman, Sachs & Co.)

Name: Michael Hickey
Title: Managing Director

[Signature page to Purchase Agreement]

SCHEDULE I

Principal
Amount of
Securities
to be
Purchaser	Purchased
Goldman, Sachs & Co.	$350,000,000
RBC Capital Markets, LLC	$150,000,000
Total	$500,000,000

SCHEDULE II

(a)	Additional Documents Incorporated by Reference:

(b)	Company Supplemental Disclosure Documents:

Electronic Roadshow Presentation, recorded on November 30, 2016

(c)	Purchaser Supplemental Disclosure Documents: None

SCHEDULE III

See attached.

PRICING SUPPLEMENT	STRICTLY CONFIDENTIAL

Ritchie Bros. Auctioneers Incorporated

$500,000,000 5.375% Senior Notes due 2025

December 7, 2016

This Pricing Supplement should be read together with the preliminary offering circular, subject to completion, dated November 30, 2016 (the “Preliminary Offering Circular”). The information in this Pricing Supplement supplements the Preliminary Offering Circular, supersedes the information in the Preliminary Offering Circular to the extent inconsistent with the information in the Preliminary Offering Circular, and is otherwise qualified in its entirety by reference to the Preliminary Offering Circular.

Ritchie Bros. Auctioneers Incorporated, a company incorporated in Canada under the Canada Business Corporations Act (the “Issuer’’), is offering $500,000,000 in aggregate principal amount of 5.375% Senior Notes due 2025 (the ‘‘notes’’). The notes will be issued only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The notes and the guarantees have not been and will not be registered under the Securities Act of 1933, as amended (the “Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act. Accordingly, the notes and the guarantees are being offered and sold only (a) to “qualified institutional buyers” (as defined in Rule 144A under the Act) and (b) outside the United States to non-U.S. persons in compliance with Regulation S under the Act. In Canada, the notes and the guarantees have not been and will not be qualified for sale to the public by prospectus under applicable Canadian securities laws and accordingly, the notes and the guarantees are being offered and sold in Canada only to purchasers that have represented, or been deemed to have represented, that they qualify as “accredited investors” as defined in National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”). For details about eligible offers, deemed representations and agreements by investors and transfer restrictions, see “Notice to Investors” and “Notice Regarding Canadian Securities Law Matters” in the Preliminary Offering Circular.

Issuer:	Ritchie Bros. Auctioneers Incorporated
Ratings*:	BB- / B2
Trade Date:	December 7, 2016
Settlement:	December 21, 2016 (T+10 business days)
Distribution:	144A and Regulation S (without registration rights)
Joint Book-Running Managers:	Goldman, Sachs & Co. and RBC Capital Markets, LLC
Securities:	5.375% Senior Notes due 2025
Maturity:	January 15, 2025
Interest Payment Dates:	January 15 and July 15
Record Dates:	January 1 and July 1
First Interest Payment Date:	July 15, 2017
Principal Amount:	$500,000,000.00
Gross Proceeds:	$500,000,000.00

Coupon:	5.375%
Offering Price:	100.00% of the principal amount thereof, plus accrued interest, if any from December 21, 2016
Yield-to-Maturity:	5.375%
Spread to Benchmark Treasury:	+308 basis points
Benchmark Treasury:	2.00% UST due 2025
Escrow of Proceeds; Special Mandatory Redemption

Upon the closing of the offering, the Issuer will deposit the gross proceeds from the offering, together with certain additional amounts, into an escrow account. If the Acquisition is not consummated on or before October 31, 2017 or the related agreement and plan of merger is terminated prior to such date, the Issuer will be required to redeem all of the outstanding notes at a redemption price equal to 100% of the Offering Price of the notes, plus accrued and unpaid interest to, but excluding, the date of such mandatory redemption.

See ‘‘Description of the Notes—Escrow of Proceeds; Escrow Release Conditions” and Description of the Notes—Redemption—Special Mandatory Redemption” in the Preliminary Offering Circular.

Optional Redemption Upon Certain Equity Offerings:	Prior to January 15, 2020 up to 35% at 105.375%
Optional Redemption:	On or after January 15 of each of the years indicated below: 2020 104.031% 2021 102.688% 2022 101.344% 2023 and thereafter 100.000%
Tax Redemption:	At any time, in whole but not in part, at 100% due to certain changes in tax law in any Relevant Taxing Jurisdiction. See ‘‘Description of the Notes—Redemption—Optional Redemption for Changes in Withholding Tax” in the Preliminary Offering Circular.
Make-Whole Premium:	Prior to January 15, 2020 at a make-whole premium of T+50 basis points
Change of Control:	101%
CUSIP / ISIN:	144A Note: CUSIP: 767744 AA3 ISIN: US767744AA37 Regulation S Note: CUSIP: C7892G AA5 ISIN: USC7892GAA51

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

We expect that delivery of the notes will be made to investors on or about December 21, 2016, which will be the tenth business day following the date of the pricing of the notes (such settlement being referred to as ‘‘T+10’’). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes prior to the third business day immediately preceding the delivery of the notes by the initial purchasers will be required, by virtue of the fact that the notes initially will settle in T+10, to specify an alternative settlement arrangement at the time of such trade to prevent a failed settlement.

_______________________

2

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these securities or the offering. Please refer to the Preliminary Offering Circular for a complete description. This communication is being distributed in the United States solely to Qualified Institutional Buyers, as defined in Rule 144A under the Act, and outside the United States solely to non-U.S. persons as defined under Regulation S under the Act. In Canada, this communication is being distributed solely to persons that have represented, or been deemed to have represented, that they qualify as “accredited investors” as defined in NI 45-106. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

A copy of the Preliminary Offering Circular for the offering can be obtained from your Goldman, Sachs & Co. sales person or Goldman, Sachs & Co., 200 West Street, New York, NY 10282-2198 Attention: Prospectus Department (1-866-471-2526).

Any disclaimers or notices that may appear on this communication below the text of this legend are not applicable to this communication and should be disregarded. Such disclaimers or notices may have been electronically generated as a result of this communication being sent via, or posted on, Bloomberg or another electronic mail or communication system.

3

Schedule IV

IronPlanet Holdings, Inc.

Associated Auction Services, LLC

IronPlanet, Inc.

IronPlanet Real Estate LLC

IronPlanet Motors, LLC

IronPlanet Canada, Ltd

Kruse Energy & Equipment Auctioneers, LLC

ANNEX I

(1)	The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S or Rule 144A under the Act. Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S.”

Terms used in this paragraph have the meanings given to them by Regulation S.

Each Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Company.

(2)	Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Purchasers in the United States and to U.S. persons pursuant to Section 3 of this Agreement without delivery of the written statement required by paragraph (1) above.

(3)	Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with Goldman, Sachs & Co.’s express written consent and then only at its own risk and expense.

ANNEX II

Form of Joinder Agreement

WHEREAS, the Company, the Initial Guarantors party thereto and the Purchasers named therein (the “Purchasers”) heretofore executed and delivered a Purchase Agreement, dated December 7, 2016 (the “Purchase Agreement”), providing for the issuance and sale of the Securities pursuant to the Purchase Agreement; and

WHEREAS, as a condition to the release of the proceeds from the sale of the Securities pursuant to the Escrow Agreement, each Additional Guarantor, which was originally not a party thereto, have agreed to join in the Purchase Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement immediately prior to the release of such proceeds.

NOW, THEREFORE, the Company and each Additional Guarantor party hereto hereby agree for the benefit of the Purchasers, as follows:

1.            Joinder. Each of the undersigned hereby acknowledges that it has received and reviewed a copy of the Purchase Agreement and all other documents it deems fit to enter into this Joinder Agreement (the “Joinder Agreement”), and acknowledges and agrees to (i) join and become a party to the Purchase Agreement as indicated by its signature below; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgments attributable to a Guarantor in the Purchase Agreement as if made by, and with respect to, each Additional Guarantor signatory hereto; and (iii) perform all obligations and duties required of a Guarantor pursuant to the Purchase Agreement.

2.            Representations and Warranties and Agreements. Each of the Company and the undersigned Additional Guarantors hereby represents and warrants to and agrees with the Purchasers that it has all the requisite corporate power and authority to execute, deliver and perform its obligations under this Joinder Agreement and to consummate the transactions contemplated hereby, that this Joinder Agreement has been duly and validly authorized and that when this Joinder Agreement is executed and delivered, it will constitute a valid and legally binding agreement enforceable against each of the undersigned in accordance with its terms.

This Joinder Agreement does not cancel, extinguish, limit or otherwise adversely affect any right or obligation of the parties under the Purchase Agreement. The parties hereto acknowledge and agree that all of the provisions of the Purchase Agreement shall remain in full force and effect.

3.            Counterparts. This Joinder Agreement may be signed in one or more counterparts (which may be delivered in original form, facsimile or “pdf” file thereof), each of which shall constitute an original when so executed and all of which together shall constitute one and the same agreement.

4.            Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties thereto.

5.            Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

6.            APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS JOINDER AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

IN WITNESS WHEREOF, each of the undersigned has executed this agreement this [__] day of [   ], 201[   ].

A-2

Ritchie Bros. Auctioneers Incorporated

By:
Name:
Title:

IronPlanet Holdings, Inc.

By:
Name:
Title:

Associated Auction Services, LLC

By:
Name:
Title:

IronPlanet, Inc.

By:
Name:
Title:

IronPlanet Real Estate LLC

By:
Name:
Title:

IronPlanet Motors, LLC

By:
Name:
Title:

IronPlanet Canada, Ltd

By:
Name:
Title:

Kruse Energy & Equipment Auctioneers, LLC

By:
Name:
Title:

A-3

The foregoing Joinder Agreement is hereby confirmed and accepted as of the date first above written.

Goldman, Sachs & Co.

By:
Name:
Title:

A-4